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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 ______________


       Date of Report (Date of earliest event reported): January 21, 2004

                     UST PRIVATE EQUITY INVESTORS FUND, INC.
             (Exact name of registrant as specified in its charter)


     Maryland                     000-24856                     13-3786385
-------------------            ---------------             ---------------------
  (State or other                (Commission                 (IRS Employer
  jurisdiction of                File Number)                Identification No.)
  incorporation)


                               225 High Ridge Road
                           Stamford, Connecticut 06905
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (203) 352-4400

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 2. Acquisition or Disposition of Assets.

On January 21, 2004, UST Private Equity Investors Fund, Inc. (the "Company") completed the sale and the disposition of substantially all of its non-cash assets. The disposition was structured as an asset sale, whereby under the terms of a Purchase and Sale Agreement, dated as of October 22, 2003, by and among the Company, Landmark Equity Partners X, L.P. ("LEX") and Landmark IAM Partnership, L.P. ("Landmark IAM, and together with LEX, collectively referred to as "Landmark"), the Company sold all of its investment interests in Allegra Capital Partners III, L.P., Brentwood Associates Buyout Fund II, L.P., Morgenthaler Venture Partners IV, L.P., Sevin Rosen Fund V, L.P. and Vanguard V, L.P, to Landmark for a cash purchase price payment of $773,056.23.

The Company's shareholders approved the sale to Landmark at a special shareholders' meeting held on January 21, 2004 at the offices of United States Trust Company of New York; at that same meeting the shareholders also approved the liquidation and dissolution of the Company, and the Company is in the process of implementing such liquidation and dissolution.

Item 7. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

       Not Applicable.

(b) Pro Forma Financial Information

       The Company has liquidated all of its revenue-generating assets in preparation for a final liquidating distribution to its shareholders. The Company does not expect to earn any future revenues.

(c) Exhibits

       2.1 Purchase and Sale Agreement, dated October 22, 2003, among the Company and Landmark (filed as Exhibit A to the Company's definitive proxy statement filed with the Securities and Exchange Commission on December 10, 2003 (File No. 814-00158) and incorporated herein by reference.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      UST PRIVATE EQUITY INVESTORS FUND, INC.
                                      (Registrant)

Date: February 5, 2004                By: /s/ David I. Fann
                                      ---------------------
                                      David I. Fann
                                      Co-Chief Executive Officer
                                      (Principal Executive Officer)

Date: February 5, 2004                By: /s/ Douglas A. Lindgren
                                      ---------------------------
                                      Douglas A. Lindgren
                                      Co-Chief Executive Officer
                                      (Principal Executive Officer)

Date: February 5, 2004                By: /s/ Robert F. Aufenanger
                                      ----------------------------
                                      Robert F. Aufenanger
                                      Treasurer
                                      (Principal Financial Officer)

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                                  EXHIBIT INDEX

Exhibit
Number         Description
------         -----------

 2.1 Purchase and Sale Agreement, dated October 22, 2003, among the Company and Landmark (filed as Exhibit A to the Company's definitive proxy statement filed with the Securities and Exchange Commission on December 10, 2003 (File NO. 814-00158) and incorporated herein by reference.